                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 15, 2003


                        FIRST NATIONAL MASTER NOTE TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nebraska                 000-50139                 Not applicable
------------------------        -----------         ----------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                               Number)


            1620 Dodge Street
             Stop Code 3198
             Omaha, Nebraska                                 68197-3198
----------------------------------------                     ------------
(Address of principal executive offices)                      (Zip Code)


                                 (402) 341-0500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

None.

(C)      Exhibits

EXHIBIT NO.     DOCUMENT DESCRIPTION

Exhibit 20      Series 2002-1 and 2003-1 Asset Backed Notes Monthly Servicing
                Report

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2003           FIRST NATIONAL FUNDING LLC

                                  By:    First National Funding Corporation,
                                         Managing Member


                                  By:    /s/ Jean L. Koenck
                                         -------------------------------------
                                         Jean L. Koenck, Senior Vice President


Dated: October 15, 2003           FIRST NATIONAL MASTER NOTE TRUST

                                  By:    First National Bank of Omaha,
                                         As Servicer of First National Master
                                         Note Trust

                                  By:    /s/ Jean L. Koenck
                                         -------------------------------------
                                         Jean L. Koenck, Vice President

                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION

20               Series 2002-1 and 2003-1 Asset Backed Notes Monthly Servicing
                 Report